EXHIBIT 99.1

Edwards Lifesciences Corporation One Edwards Way · Irvine, CA USA · 92614 Phone: 949.250.2500 · Fax: 949.250.2525 www.edwards.com

FOR IMMEDIATE RELEASE

Media: Amy Meshulam, media@edwards.com
Investors: Gerianne Sarte, investor_relations@edwards.com

EDWARDS LIFESCIENCES ANNOUNCES APPOINTMENT OF CFO

IRVINE, Calif., May 4, 2026 – Edwards Lifesciences (NYSE: EW) today announced the appointment of Theodora (“Doretta”) Mistras as the company’s corporate vice president and chief financial officer (CFO), effective at the end of May. Mistras will succeed Scott Ullem, who announced in October his planned transition from the CFO role.
Mistras joins Edwards from Viatris, where she has served as CFO since March 2024, leading the company’s global finance organization and overseeing financial planning, reporting and operational finance across a complex, global business. Prior to Viatris, she was a managing director in healthcare investment banking at Citigroup Global Markets, and earlier in her career held senior leadership roles in healthcare investment banking at Goldman Sachs. Mistras brings decades of healthcare leadership experience helping guide corporate boards and executive teams on corporate finance, strategy and investor relations. She holds a bachelor’s degree in international studies from the University of Pennsylvania and a bachelor’s degree in economics from the Wharton School.
“We are very pleased to welcome Doretta to Edwards as our next CFO,” said Bernard Zovighian, Edwards’ CEO. “Doretta’s broad experience will be instrumental as we execute our differentiated strategy. We look forward to her leadership as we continue to invest in innovation, and also deliver distinguished and durable financial results and long-term value to patients, customers, shareholders and the broader healthcare ecosystem.”
Ullem has served as Edwards’ CFO since 2014. “We would like to once again thank Scott for his outstanding leadership, partnership and impact,” Zovighian added. “His commitment to a thoughtful transition and his continued support as a strategic advisor in the months ahead reflects the discipline and continuity that have long defined Edwards’ approach to leadership. We are grateful for Scott’s numerous contributions over the years that have helped to strengthen our company both strategically and financially.”

About Edwards Lifesciences
Edwards Lifesciences is the leading global structural heart innovation company, driven by a passion to improve patient lives. Through breakthrough technologies, world-class evidence and partnerships with clinicians and healthcare stakeholders, our employees are inspired by our patient-focused culture to deliver life-changing innovations to those who need them most. Discover more at www.edwards.com and follow us on LinkedIn, Facebook, Instagram and YouTube.

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements made by Mr. Zovighian regarding Mistras’ experience being instrumental to the Edwards strategy to deliver long-term value to our stakeholders, the commencement of Mistras’ appointment in May 2026 and other statements that are not historical facts. Forward-looking statements are based on estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Our forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. Investors are cautioned not to unduly rely on such forward-looking statements.

Forward-looking statements involve risks and uncertainties that could cause results to differ materially from those expressed or implied by the forward-looking statements based on a number of factors as detailed in the company's filings with the Securities and Exchange Commission. These filings, along with important safety information about our products, may be found at Edwards.com.

Forward-looking statements involve risks and uncertainties that could cause results to differ materially from those expressed or implied by the forward-looking statements based on a number of factors as detailed in the company's filings with the Securities and Exchange Commission. These filings, along with important safety information about our products, may be found at Edwards.com.

Edwards, Edwards Lifesciences, and the stylized E logo, are trademarks of Edwards Lifesciences Corporation or its affiliates. All other trademarks are the property of their respective owners.

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